UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2014

RCS Capital Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35924	38-3894716
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Park Ave., 15th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(866) 904-2988

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Presentation of Unaudited Pro Forma Consolidated Financial Information

RCS Capital Corporation (the “Company”) has prepared certain unaudited pro forma consolidated financial information which gives effect to the Company’s previously announced acquisitions (the “Pending Acquisitions”). Representatives of the Company intend to present some of or all of such unaudited pro forma consolidated financial information at meetings with potential lenders or investors. A copy of the unaudited pro forma consolidated financial information is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01 and the attached exhibit is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Information set forth herein (including information included or incorporated by reference herein) contains “forward-looking statements” (as defined in Section 21E of the Exchange Act), which reflect the Company’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, whether and when the Pending Acquisitions will be consummated, the Company’s plans, market and other expectations, objectives, intentions, as well as any expectations or projections with respect to the Company, including regarding future dividends and market valuations, and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the Company’s inability to complete any financings required to obtain funding for the cash consideration and other costs of the Pending Acquisitions; the Company’s inability to integrate the businesses acquired in the Pending Acquisitions with its existing businesses; market volatility; unexpected costs or unexpected liabilities that may arise from the Pending Acquisitions, whether or not consummated; the Company’s inability to retain key personnel; the deterioration of market conditions; and future regulatory or legislative actions that could adversely affect the parties to the Pending Acquisitions. Additional factors that may affect future results are contained in the Company’s filings with the SEC, which are available at the SEC’s website at www.sec.gov. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Unaudited Pro Forma Consolidated Statement of Financial Condition as of December 31, 2013 and Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCS Capital Corporation

Date: March 4, 2014	By:	/s/ William M. Kahane
	Name:	William M. Kahane
	Title:	Chief Executive Officer and Director